Exhibit 10.26

AMENDMENT TO CREDIT AGREEMENT

THIS AMENDMENT TO CREDIT AGREEMENT (the “Agreement”) is made and entered into as of this 21st day of June, 2007, by and between SUNTRUST BANK, in its capacity as Administrative Agent for the Lenders (as such terms are defined below), and WATSON WYATT & COMPANY, a Delaware corporation (the “Borrower”).

RECITALS

A.                                   Pursuant to that certain Amended and Restated Revolving Credit Agreement dated as of July 11, 2005, by and between the Borrower, the several Lenders and other financial institutions and lenders from time to time party hereto (the “Lenders”), SunTrust Bank, in its capacity as administrative agent for the Lenders (the “Administrative Agent”), as issuing Lender (the “Issuing Lender”) and as swingline lender (the “Swingline Lender”) (as amended from time to time, the “Credit Agreement”), the Lenders have agreed to make Revolving Credit Loans from time to time in a principal amount of up to $300,000,000 (the “Loans”).  Capitalized terms not otherwise defined herein shall have the meanings given such terms in the Credit Agreement.

B.                                     The Borrower has requested that the Lenders make certain amendments to the Credit Agreement.

C.                                     The Lenders are willing to make certain amendments to the Credit Agreement on the terms and conditions set forth herein.

AGREEMENT

In consideration of the Recitals and of the mutual promises and covenants contained herein, the Administrative Agent, Issuing Bank, Swingline Lender, Lenders and the Borrower agree as follows:

1.                                       Amendments to Credit Agreement.  The Credit Agreement is hereby amended to add the following (j) to Section 7.4 to the Credit Agreement:

“(j)                               that certain transaction in which the Borrower, or a member of the Consolidated Group, intends to acquire 100 percent of the operations of Dr. Dr. Heissmann GmbH (the “Target”) and certain other entities affiliated or related to the Target.”

2.                                       Representations and Warranties.  The Borrower hereby represents and warrants to the Lenders as follows:

(a)                                  Corporate Power; Authorization.  The Borrower has the corporate power, and has been duly authorized by all requisite corporate action, to execute and deliver this Agreement and to perform its obligations hereunder.  This Agreement has been duly executed and delivered by the Borrower.

(b)                                 Enforceability.  This Agreement is the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms.

(c)                                  No Violation.  The Borrower’s execution, delivery and performance of this Agreement do not and will not (i) violate any law, rule, regulation or court order to which the Borrower is  subject; (ii) conflict with or result in a breach of the Borrower’s Articles of Incorporation or Bylaws or any agreement or instrument to which the Borrower is party or by which it or its properties are bound, or (iii) result in the creation or imposition of any lien, security interest or encumbrance on any property of the Borrower, whether now owned or hereafter acquired, except liens (if any) created under the Credit Agreement.

(d)                                 Obligations Absolute.  The obligation of the Borrower to repay the Loans, together with all interest accrued thereon, is absolute and unconditional, and there exists no right of set off or recoupment, counterclaim or defense of any nature whatsoever to payment of the Obligations.

3.                                       Effect and Construction of Agreement.  Except as expressly provided herein, the Credit Agreement and the Loan Documents shall remain in full force and effect in accordance with their respective terms, and this Agreement shall not be construed to:

(i)                                     waive or impair any rights, powers or remedies of the Lenders under the Credit Agreement and the Loan Documents; or

(ii)                                  constitute an agreement by the Lenders or require the Lenders to waive additional defaults or make further amendments to the Credit Agreement.

In the event of any inconsistency between the terms of this Agreement and the Credit Agreement or any of the Loan Documents, this Agreement shall govern.  The Borrower acknowledges that it has consulted with counsel and with such other experts and advisors as it has deemed necessary in connection with the negotiation, execution and delivery of this Agreement.  This Agreement shall be construed without regard to any presumption or rule requiring that it be construed against the party causing this Agreement or any part hereof to be drafted.

4.                                       Miscellaneous.

(a)                                  Further Assurance.  The Borrower agrees to execute such other and further documents and instruments as the Lenders may request to implement the provisions of this Agreement.

(b)                                 Benefit of Agreement.  This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto, their respective successors and assigns.  No other person or entity shall be entitled to claim any right or benefit hereunder, including, without limitation, the status of a third-party beneficiary of this Agreement.

(c)                                  Integration.  This Agreement, together with the Credit Agreement, and the Loan Documents, constitutes the entire agreement and understanding among the parties relating to the subject matter hereof, and supersedes all prior proposals, negotiations, agreements and understandings relating to such subject matter.  In entering into this Agreement, the Borrower acknowledges that it is relying on no statement, representation, warranty, covenant or agreement of any kind made by the Lenders or any employee or agent of the Lenders, except for the agreements of the Lenders set forth herein.

(d)                                 Severability.  The provisions of this Agreement are intended to be severable.  If any provisions of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or enforceability without in any manner affecting the validity of enforceability of such provision in any other jurisdiction or the remaining provisions of this Agreement in any jurisdiction.

(e)                                  Governing Law.  This Agreement shall be governed by and construed in accordance with the internal substantive laws of the State of New York, without regard to the choice of law principles of such state.

(f)                                    Counterparts; Telecopied Signatures.  This Agreement may be executed in any number of counterparts and by different parties to this Agreement on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement.  Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

(g)                                 Notices.  Any notices with respect to this Agreement shall be given in the manner provided for in Section 10.1 of the Credit Agreement.

(h)                                 Amendment.  No amendment, modification, rescission, waiver or release of any provision of this Agreement shall be effective unless the same shall be in writing and signed by the parties hereto.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

SUNTRUST BANK
as Administrative Agent, as Issuing Lender and
as Swingline Lender

By:	/s/ Van Buren Knick II
Name: Van Buren Knick II
Title: Director

Revolving Commitment: $55,000,000

WATSON WYATT & COMPANY

By:	/s/ Michael J. O’Boyle
Michael J. O’Boyle
Treasurer

PARENT GUARANTOR

ACKNOWLEDGEMENT, CONSENT AND RATIFICATION

The undersigned, WATSON WYATT WORLDWIDE, INC. (formerly WATSON WYATT & COMPANY HOLDINGS), a Delaware corporation (the “Guarantor” ), (a) is a guarantor pursuant to that certain Parent Guaranty Agreement dated as of June 30, 2004 by such Guarantor in favor of SUNTRUST BANK, a Georgia banking corporation, as administrative agent (the “Administrative Agent”) for the several banks and other financial institutions (the “Lenders”) from time to time party to the Credit Agreement described in the foregoing Amendment to Credit Agreement (the “Amendment”), (b) hereby acknowledges and consents to the amendments described in the Amendment, (c) ratifies and confirms such Parent Guaranty Agreement as being in full force and effect and reaffirms its obligations thereunder, as modified, after giving effect to the Amendment.

GUARANTOR:

WATSON WYATT WORLDWIDE, INC.

By:	/s/ Michael J. O’Boyle
Michael J. O’Boyle
Treasurer

SUBSIDIARY GUARANTOR
ACKNOWLEDGEMENT, CONSENT AND RATIFICATION

The undersigned, WATSON WYATT INSURANCE CONSULTING, INC., a Delaware corporation (the “Guarantor” ), (a) is a guarantor pursuant to that certain Subsidiary Guaranty Agreement dated as of June 30, 2004 by such Guarantor in favor of SUNTRUST BANK, a Georgia banking corporation, as administrative agent (the “Administrative Agent”) for the several banks and other financial institutions (the “Lenders”) from time to time party to the Credit Agreement described in the foregoing Amendment to Credit Agreement (the “Amendment”), (b) hereby acknowledges and consents to the amendments described in the Amendment, (c) ratifies and confirms such Subsidiary Guaranty Agreement as being in full force and effect and reaffirms its obligations thereunder, as modified, after giving effect to the Amendment.

GUARANTOR:

WATSON WYATT INSURANCE
CONSULTING, INC.

By:	/s/ Michael J. O’Boyle
Michael J. O’Boyle
Treasurer

SUBSIDIARY GUARANTOR
ACKNOWLEDGEMENT, CONSENT AND RATIFICATION

The undersigned, WATSON WYATT INVESTMENT CONSULTING, INC., a Delaware corporation (the “Guarantor” ), (a) is a guarantor pursuant to that certain Subsidiary Guaranty Agreement dated as of June 30, 2004 by such Guarantor in favor of SUNTRUST BANK, a Georgia banking corporation, as administrative agent (the “Administrative Agent”) for the several banks and other financial institutions (the “Lenders”) from time to time party to the Credit Agreement described in the foregoing Amendment to Credit Agreement (the “Amendment”), (b) hereby acknowledges and consents to the amendments described in the Amendment, (c) ratifies and confirms such Subsidiary Guaranty Agreement as being in full force and effect and reaffirms its obligations thereunder, as modified, after giving effect to the Amendment.

GUARANTOR:

WATSON WYATT INVESTMENT
CONSULTING, INC.

By:	/s/ Carl Hess
Carl Hess
Director

SUBSIDIARY GUARANTOR
ACKNOWLEDGEMENT, CONSENT AND RATIFICATION

The undersigned, WYATT DATA SERVICES, INC., a Delaware corporation (the “Guarantor” ), (a) is a guarantor pursuant to that certain Subsidiary Guaranty Agreement dated as of June 30, 2004 by such Guarantor in favor of SUNTRUST BANK, a Georgia banking corporation, as administrative agent (the “Administrative Agent”) for the several banks and other financial institutions (the “Lenders”) from time to time party to the Credit Agreement described in the foregoing Amendment to Credit Agreement (the “Amendment”), (b) hereby acknowledges and consents to the amendments described in the Amendment, (c) ratifies and confirms such Subsidiary Guaranty Agreement as being in full force and effect and reaffirms its obligations thereunder, as modified, after giving effect to the Amendment.

GUARANTOR:

WYATT DATA SERVICES, INC.

By:	/s/ Michael J. O’Boyle
Michael J. O’Boyle
Treasurer

SUBSIDIARY GUARANTOR
ACKNOWLEDGEMENT, CONSENT AND RATIFICATION

The undersigned, WATSON WYATT INTERNATIONAL, INC., a Nevada corporation (the “Guarantor” ), (a) is a guarantor pursuant to that certain Subsidiary Guaranty Agreement dated as of June 30, 2004 by such Guarantor in favor of SUNTRUST BANK, a Georgia banking corporation, as administrative agent (the “Administrative Agent”) for the several banks and other financial institutions (the “Lenders”) from time to time party to the Credit Agreement described in the foregoing Amendment to Credit Agreement (the “Amendment”), (b) hereby acknowledges and consents to the amendments described in the Amendment, (c) ratifies and confirms such Subsidiary Guaranty Agreement as being in full force and effect and reaffirms its obligations thereunder, as modified, after giving effect to the Amendment.

GUARANTOR:

WATSON WYATT INTERNATIONAL, INC.

By:	/s/ Michael J. O’Boyle
Michael J. O’Boyle
Treasurer

PLEDGOR
ACKNOWLEDGEMENT, CONSENT AND RATIFICATION

The undersigned, Watson Wyatt Worldwide, Inc. (formerly WATSON WYATT & COMPANY HOLDINGS), a Delaware corporation (the “Pledgor” ), (a) is a pledgor pursuant to that certain Pledge Agreement dated as of June 30, 2004 by such Pledgor Guarantor in favor of SUNTRUST BANK, a Georgia banking corporation, as administrative agent (the “Administrative Agent”) for the several banks and other financial institutions (the “Lenders”) from time to time party to the Credit Agreement described in the foregoing Amendment to Credit Agreement (the “Amendment”), (b) hereby acknowledges and consents to the amendments described in the Amendment, (c) ratifies and confirms such Pledge Agreement as being in full force and effect and reaffirms its obligations thereunder, as modified, after giving effect to the Amendment.

PLEDGOR:

WATSON WYATT WORLDWIDE, INC.

By:	/s/ Michael J. O’Boyle
Michael J. O’Boyle
Treasurer

US BANK, NATIONAL ASSOCIATION

By:	/s/ Frances W. Josephic
	Name:	Frances W. Josephic
	Title:	Vice President
U.S. Bank, N.A.

Revolving Commitment: $35,000,000

COMERICA BANK

By:	/s/ Sarah R. West
Name: Sarah R. West
Title: Assistant Vice President

Revolving Commitment: $35,000,000

MANUFACTURERS AND TRADERS TRUST COMPANY

By:	/s/ Humberto M. Salomon
Name: Humberto M. Salomon
Title: Vice President

Revolving Commitment: $35,000,000

HSBC BANK USA, NA

By:	/s/ Jeffrey M. Henry
Name: Jeffrey M. Henry
Title: Vice President

Revolving Commitment: $35,000,000

SUMITOMO MITSUI BANKING CORPORATION

By:	/s/ David A. Buck
Name: David A. Buck
Title: Senior Vice President

Revolving Commitment: $25,000,000

NATIONAL CITY BANK

By:	/s/ Heather McIntyre
Name: Heather McIntyre
Title: Vice President

Revolving Commitment: $20,000,000

MIZUHO CORPORATE BANK, LTD.

By:	/s/ Makoto Murata
Name: Makoto Murata
Title: Deputy General Manager

Revolving Commitment: $20,000,000